UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2022

Intra-Cellular Therapies, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36274

Delaware	36-4742850
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

430 East 29th Street
New York, NY 10016
(Address of principal executive offices, including zip code)

(646) 440-9333

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITCI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	Results of Operations and Financial Condition.

On August 9, 2022, Intra-Cellular Therapies, Inc. (the “Company”) announced its financial results for the second quarter ended June 30, 2022, and provided a corporate update.

A copy of the Company’s press release containing such announcements is attached hereto as Exhibit 99.1. The information in the press release set forth under the heading “Second Quarter Financial Highlights,” together with the condensed consolidated financial information included in the press release, are incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

ITEM 8.01	Other Events.

In the press release dated August 9, 2022, the Company also provided a corporate update. The information set forth under the headings “Commercial Highlights,” “Clinical Highlights,” “About CAPLYTA (lumateperone)” and “About Intra-Cellular Therapies,” together with the forward-looking statement disclaimer at the end of the press release, are incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Explanatory Note

The Company is also filing this Form 8-K to transition an exhibit previously filed with the Securities and Exchange Commission (the “SEC”) to the requirements set forth in Item 601(b) of Regulation S-K permitting registrants to omit confidential information from material contracts filed pursuant to Item 601(b)(10) without the need to submit a confidential treatment request to the SEC. The purpose of this filing is to attach and refile with the SEC a redacted version of the License Agreement dated as of May 31, 2005 by and between Bristol-Myers Squibb Company and the Company, originally filed with the Company’s Current Report on Form 8-K on September 5, 2013 (Exhibit 10.1 hereto). This agreement was subject to an order granting confidential treatment by the SEC for certain confidential information contained therein. The order was issued on November 20, 2013, extended on September 6, 2016 and July 5, 2019, and expired on July 28, 2022. The confidential information omitted from Exhibit 10.1 is both (i) not material and (ii) is the type of information that the Company treats as private or confidential.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	License Agreement dated as of May 31, 2005 by and between Bristol-Myers Squibb Company and Intra-Cellular Therapies, Inc.

99.1	Press release dated August 9, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The press release may contain hypertext links to information on our website. The information on our website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

The portions of the press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to Item 8.01. The remaining portions of the press release are being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRA-CELLULAR THERAPIES, INC.

By:	/s/ Lawrence J. Hineline
Lawrence J. Hineline
Senior Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary

Date: August 9, 2022